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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2005 (March 4, 2005)

Allos Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado 80020		80020
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 426-6262

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1—Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Sale of Registered Securities

        As previously reported on the Current Report on Form 8-K filed by Allos Therapeutics, Inc., a Delaware corporation (the "Company") on March 4, 2005, the Company entered into a Securities Purchase Agreement, dated as of March 2, 2005 (the "Purchase Agreement"), with Warburg Pincus Private Equity VIII, L.P. ("Warburg"), which provided that the Company may issue up to an additional 452,489 shares of its Series A Exchangeable Preferred Stock (the "Exchangeable Preferred") at a price per share of $22.10 to certain of the Company's current institutional investors, for an aggregate investment of up to an additional $10 million, subject to certain limitations on the amount of Exchangeable Preferred each institutional investors is entitled to purchase. Pursuant to these terms of the Purchase Agreement, the Company consummated a subsequent closing of the sale of 90,000 additional shares of Exchangeable Preferred to FrontPoint Healthcare Fund, L.P. and FrontPoint Healthcare Horizons Fund, L.P. (collectively, the "FrontPoint Investors") on March 8, 2005, for aggregate proceeds of $1,989,000. Pursuant to this additional closing, the FrontPoint Investors became parties to the Purchase Agreement and the Registration Rights Agreement entered into on March 4, 2005 between the Company and Warburg, copies of which are attached hereto as Exhibit 10.41 and Exhibit 10.42, respectively.

Section 8—Other Events

Item 8.01 Other Events.

Placement Agent Agreement

        As previously reported on the Current Report on Form 8-K filed by the Company on March 4, 2005, the Company has agreed to pay Needham & Company, Inc., the Company's placement agent in connection with the financing, an advisory fee equal to 2.5% of the cash proceeds invested by the FrontPoint Investors, which equals $49,725 based on the number of shares of Exchangeable Preferred actually purchased by the FrontPoint Investors.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)
Exhibits.

1.1	Letter agreement, dated February 24, 2005, by and between Allos Therapeutics, Inc. and Needham & Company, Inc. (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).
4.06
Amendment to Rights Agreement, dated March 4, 2005, by and among Allos Therapeutics, Inc. and Mellon Investors Services LLC (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).
4.07
Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series A Exchangeable Preferred Stock of Allos Therapeutics, Inc. (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).
5.01	Opinion of Cooley Godward LLP (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).
10.41	Securities Purchase Agreement, dated March 2, 2005, by and among Allos Therapeutics, Inc. and the Investors named therein.
10.42	Registration Rights Agreement, dated March 4, 2005, by and among Allos Therapeutics, Inc. and the investors listed on Schedule 1 thereto.
10.43
Letter agreement, dated March 4, 2005, by and among Allos Therapeutics, Inc., Warburg Pincus Private Equity VIII, L.P., Warburg Pincus & Co., and Warburg Pincus LLC (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).
23.1	Consent of Cooley Godward LLP (reference is made to Exhibit 5.1).
99.1
Press Release, dated March 3, 2005, entitled "Allos Therapeutics Announces $50 Million Financing" (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).
99.2
Press Release, dated March 3, 2005, entitled "Allos Therapeutics Reports Fourth Quarter 2004 Financial Results" (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated March 10, 2005

Allos Therapeutics, Inc.
By:	/s/ MICHAEL E. HART Michael E. Hart
Its:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Letter agreement, dated February 24, 2005, by and between Allos Therapeutics, Inc. and Needham & Company, Inc. (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).
4.06
Amendment to Rights Agreement, dated March 4, 2005, by and among Allos Therapeutics, Inc. and Mellon Investors Services LLC (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).
4.07
Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series A Exchangeable Preferred Stock of Allos Therapeutics, Inc. (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).
5.01	Opinion of Cooley Godward LLP (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).
10.41	Securities Purchase Agreement, dated March 2, 2005, by and among Allos Therapeutics, Inc. and the Investors named therein.
10.42	Registration Rights Agreement, dated March 4, 2005, by and among Allos Therapeutics, Inc. and the investors listed on Schedule 1 thereto.
10.43
Letter agreement, dated March 4, 2005, by and among Allos Therapeutics, Inc., Warburg Pincus Private Equity VIII, L.P., Warburg Pincus & Co., and Warburg Pincus LLC (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).
23.1	Consent of Cooley Godward LLP (reference is made to Exhibit 5.1).
99.1
Press Release, dated March 3, 2005, entitled "Allos Therapeutics Announces $50 Million Financing" (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).
99.2
Press Release, dated March 3, 2005, entitled "Allos Therapeutics Reports Fourth Quarter 2004 Financial Results" (incorporated by reference to the Company's Current Report on Form 8-K (File No. 000-29815) as filed on March 4, 2005).

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INFORMATION TO BE INCLUDED IN THE REPORT
  Section 1—Registrant's Business and Operations
  Item 1.01 Entry into a Material Definitive Agreement.
  Section 8—Other Events
  Item 8.01 Other Events.
  Section 9—Financial Statements and Exhibits
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX